Income Taxes	12 Months Ended
Dec. 31, 2017
Income Tax Disclosure [Abstract]
Income Taxes

NOTE 7: INCOME TAXES

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company’s deferred tax assets and deferred tax liabilities are as follows as of December 31:

	2017	2016
Noncurrent:
Deferred tax assets:
Tax loss	$1,250,100	$1,941,500
Valuation allowance	(1,250,100)	(1,941,500)

Total deferred tax assets, noncurrent	$-	$-

The Company has established a valuation allowance against its deferred tax assets due to the uncertainty surrounding the realization of such assets. During 2017 and 2016, the valuation allowance decreased by $691,400 and increased by $2,400, respectively. The Company has net operating and economic loss carryforwards of $5,441,000 available to offset future federal and state taxable income.

The reasons for the difference between actual income tax expense (benefit) for the years ended December 31, 2017 and 2016, and the amount computed by applying the statutory federal income tax rate to losses before income tax (benefit) are as follows:

	2017		2016
	Amount	% of Pretax Earnings	Amount	% of Pretax Earnings

Income tax benefit at statutory rate	$(92,200)	(34.0%)	(2,300)	(34.0%)
State income taxes, net of federal tax benefit	(5,400)	(2.0%)	(100)	(1.5%)
Change in valuation allowance	97,600	36.0%	2,400	35.5%

Income tax benefit	$-	0.0%	$-	0.0%